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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 31, 2002
               (Date of Report: Date of earliest event reported)


                           Upland Energy Corporation
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           (Exact name of registrant as specified in its charter)


          Utah                     0-22497                87-0430780
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


                    712 Arrowhead Lane, Murray, Utah 84107
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801)281-4966
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                                NA
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        (Former name or former address, if changed since last report)














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         ITEM 5. Other Events

     Upland Energy Corporation has entered into an amendment to its agreement
and plan of reorganization with LifeSmart Nutrition, Inc.   Under the terms of
the amendment, the time frame to close the proposed acquisition of LifeSmart has been extended to February 28, 2002. This extension will provide LifeSmart time to hold its shareholder meeting scheduled for February 12, 2002. Other features of the amendment included a provision providing that LifeSmart must have raised additional capital prior to it being obligated to close the reorganization with Upland. This provision has subsequently been waived by LifeSmart.


                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number            Title of Document                Location
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99.01          99           Amendment to Agreement and Plan
                            Of Reorganization                    This Filing

99.02          99           Waiver                               This Filing











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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Upland Energy Corporation


                                          By:   /s/
                                             ----------------------------
Date:    February 7, 2002                    Michael Labertew, Secretary